Exhibit 10.3

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”) dated as of March 13, 2018, among THE HUNT CORPORATION, an Indiana corporation, and HUNT CONSTRUCTION GROUP, INC., an Indiana corporation (the “New Guarantors”), each a subsidiary of AECOM, a Delaware corporation (the “Company”) and U.S. Bank National Association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS the Company and certain subsidiaries of the Company listed in Schedule I attached hereto (the “Existing Guarantors”) have heretofore executed and delivered to the Trustee an Indenture, dated as of February 21, 2017 (the “Indenture”), providing for the issuance of the Company’s 5.125% Senior Notes due 2027 (the “Notes”);

WHEREAS Section 4.18 of the Indenture provides that under certain circumstances the Company is required to cause each New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which such New Guarantor shall unconditionally guarantee all the Company’s obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

WHEREAS pursuant to Section 9.01(a)(7) of the Indenture, the Trustee and the Company are authorized to execute and deliver this First Supplemental Indenture without the consent of holders of the Notes;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each New Guarantor, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1.             AGREEMENT TO GUARANTEE.  Each New Guarantor hereby agrees, jointly and severally with all the Existing Guarantors, to unconditionally guarantee the Company’s obligations under the Notes on the terms and subject to the conditions set forth in Article Ten of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes.

2.             RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

3.             GOVERNING LAW.  THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.             TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or the Subsidiary Guarantee for or in respect of the recitals contained herein, all of which recitals are made solely by each New Guarantor and the Company.  All of the provisions contained in the Indenture in respect of the rights, privileges, protections, immunities, powers and duties of the Trustee shall be applicable in respect of this First Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

5.             COUNTERPARTS.  The parties may sign any number of copies of this First Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6.             EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

THE HUNT CORPORATION

By:	/s/ Keenan Driscoll
Name: Keenan Driscoll
Title: Assistant Treasurer

HUNT CONSTRUCTION GROUP, INC.

By:	/s/ Keenan Driscoll
Name: Keenan Driscoll
Title: Assistant Treasurer

AECOM

By:	/s/ Keenan Driscoll
Name: Keenan Driscoll
Title:Senior Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Bradley E. Scarbrough
Name: Bradley E. Scarbrough
Title: Vice President

Schedule I

AECOM Government Services, Inc.

AECOM Technical Services, Inc.

Tishman Construction Corporation

AECOM International Development, Inc.

AECOM National Security Programs, Inc.

AECOM C&E, Inc.

AECOM Services, Inc.

AECOM Special Missions Services, Inc.

AECOM USA, Inc.

EDAW, Inc.

MT Holding Corp.

McNeil Security, Inc.

The Earth Technology Corporation (USA)

Tishman Construction Corporation of New York

AECOM Global II, LLC

Washington Demilitarization, LLC

URS Federal Services, Inc.

URS Group, Inc.

URS Holdings, Inc.

Washington Government Environmental Services Company LLC

AECOM Energy & Construction, Inc.

URS Corporation

URS Global Holdings, Inc.

EG&G Defense Materials, Inc.

Cleveland Wrecking Company

Lear Siegler Logistics International, Inc.

Rust Constructors Inc.

AECOM E&C Holdings, Inc.

URS FS Commercial Operations, Inc.

URS Federal Services International, Inc.

AECOM International, Inc.

AECOM Nuclear LLC

URS Operating Services, Inc.

URS Resources, LLC

AECOM N&E Technical Services LLC

URS Corporation — Ohio

Aman Environmental Construction, Inc.

URS Corporation Southern

WGI Global Inc.

AECOM International Projects, Inc.

E.C. Driver & Associates, Inc.

URS Construction Services, Inc.

B.P. Barber & Associates, Inc.

ForeRunner Corporation

URS Alaska, LLC

AECOM Great Lakes, Inc.

URS Corporation — New York

URS Corporation — North Carolina